Exhibit 10.2 FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into on July 10, 2024 by and among PAR TECHNOLOGY CORPORATION, a Delaware corporation (the “Borrower”), each of the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and BLUE OWL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto, and Administrative Agent are parties to that certain Credit Agreement, dated as of July 5, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); WHEREAS, the Credit Parties have requested certain amendments to certain terms of the Credit Agreement as provided herein, and the Administrative Agent and the applicable Lenders have agreed to such requests, subject to the terms and conditions of this Amendment. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (after giving effect to this Amendment). The preamble and recitals hereof are hereby incorporated into this Amendment by reference, mutatis mutandis, with the same force and effect as if expressly set forth herein. 2. Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 4 below and upon satisfaction of the conditions to effectiveness set forth in Section 3 below: (a) The first “WHEREAS” clause in the introduction to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth below: WHEREAS, (x) on the Closing Date, pursuant to the Scheme Implementation Agreement, dated as of March 8, 2024 (together with the exhibits, annexures and schedules thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner permitted hereunder, the “Closing Date Acquisition Agreement”), by and among Borrower and TASK Group Holdings Limited (“Task”), Borrower intends to, through one or more steps, to make the Closing Date Acquisition Deposit (as defined herein) for the acquisition of TASK and its subsidiaries and (y) no

2 later than fivethree (53) Business Days after the Closing Date, pursuant to the Scheme of Arrangement (as defined herein), the Borrower intends to, through one or more steps as set forth therein, consummate the acquisition of Task and its subsidiaries (the “Closing Date Acquisition”); (b) Section 2.10(g) of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth below: (g) If the Closing Date Acquisition is not consummated within fivethree (53) Business Days after the Closing Date in accordance with the payment mechanics referred to in Section 6.6 of the Scheme of Arrangement, the Borrower shall immediately repay 100% of the principal amount of the Loans funded on the Closing Date, plus all accrued interest through such day of repayment. (c) Section 4.02(b) of the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth below: (b) Closing Date Acquisition and Other Transactions. Substantially simultaneously with the initial Borrowing under this Agreement, tThe Borrower shall deposit, or cause to be deposited, the aggregate amount of the Scheme Cash Consideration (as defined in the Scheme of Arrangement) into the Trust Account (as defined in the Scheme of Arrangement) in accordance with Section 6.6 of the Scheme of Arrangement, in all material respects in accordance with the terms of the Closing Date Acquisition Agreement, without giving effect to any amendments, consents or waivers by the Borrower thereto that are materially adverse to the Lenders or the Lead Arranger (in their respective capacities as such), without the prior consent of the Lead Arranger (such consent not to be unreasonably withheld, delayed or conditioned, and provided that the Lead Arranger shall be deemed to have consented to such amendment, modification, supplement, consent or waiver unless they shall have objected thereto within three (3) Business Days after receipt by the Lead Arranger of written notice of such amendment, modification, supplement, consent or waiver) (it being understood and agreed that (a) any reduction in the purchase price of, or consideration for, the Closing Date Acquisition shall not be considered materially adverse to the interests of the Lenders or the Lead Arranger (in their respective capacities as such) so long as such reduction does not exceed 20% of the purchase price in respect of the Closing Date Acquisition and is otherwise applied to reduce the Commitment on a dollar-for-dollar basis; (b) any increase in the purchase price of, or consideration for the Closing Date Acquisition shall be deemed not materially adverse to the Lenders or the Lead Arranger (in their capacities as such) to the extent that any such increase is not funded with additional Indebtedness; and (c) any amendment or modification to, waiver of or consent under the definition of “Target Material Adverse Effect” in the Closing Date Acquisition Agreement is materially adverse to the interests of the Lenders and the Lead Arranger (in their respective capacities as such)).

3 3. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions, in each case, in form and substance reasonably satisfactory to the Administrative Agent (the date upon which this Amendment becomes effective, the “First Amendment Effective Date”): (a) the execution and delivery of this Amendment by each Credit Party, the Administrative Agent, and the Lenders required by Section 10.02 of the Credit Agreement as of the date hereof; (b) no Default or Event of Default shall exist on the First Amendment Effective Date before and after giving effect to the amendments or transactions contemplated by this Amendment; and (c) all representations and warranties contained in Section 4 hereof shall be true and correct. 4. Representations and Warranties. Each Credit Party hereby represents and warrants to Administrative Agent and each of the Lenders as follows: (a) each Credit Party (a) is duly incorporated, formed or organized and validly existing under the laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority to enter into this Amendment and perform its obligations hereunder, in each case except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect; and (b) this Amendment is within such Credit Party’s powers and has been duly authorized by all necessary action on the part of such Credit Party. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5. Loan Documents in Full Force and Effect. The parties hereto hereby ratify and approve the Credit Agreement, as amended by this Amendment, and the parties hereto acknowledge that all of the terms and provisions of the Credit Agreement, as amended by this Amendment, are in full force and effect, and that all other terms and provisions of the Credit Agreement remain unchanged and in full force and effect and the other Loan Documents shall remain in full force and effect, and each of the Credit Agreement, as amended by this Amendment, and the other Loan Documents shall constitute the legal, valid, binding and enforceable obligations of each of the Credit Parties. Each Credit Party hereby ratifies and reaffirms the Obligations (and, to the extent it is a “Guarantor”, its Guarantee of the Guaranteed Obligations) and any and all guarantees, security interests and Liens it has granted (or made) to secure the Secured Obligations. Each such Obligation, guarantee, security interest and Lien is ratified and reaffirmed and shall remain and continue in full force and effect in accordance with its terms. The validity and enforceability of any appointment of the Collateral Agent as proxy or attorney-in-fact under

4 any Loan Document is ratified and reaffirmed as of the date hereof, and each Credit Party reappoints the Collateral Agent as its proxy and attorney-in-fact in accordance with the terms of the Loan Documents, as applicable, which appointment is IRREVOCABLE and coupled with an interest until the termination of the Lenders’ commitments under the Loan Documents and the Payment in Full of the Obligations. Except as expressly set forth herein, this Amendment shall not be deemed to be an amendment to, modification of or consent to the departure from any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement and the other Loan Documents. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference herein or in any other Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement, as amended by this Amendment. 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Credit Agreement. 7. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Agreement. 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Credit Party, Administrative Agent, and Lenders and each of their respective successors and assigns. 9. Expenses and Indemnity. Each Credit Party hereby affirms its obligations and agreements under Section 10.03 of the Credit Agreement in connection with this Amendment. 10. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect. 11. Incorporation by Reference. The terms and provisions of Sections 10.05 (“Survival of Agreement”), 10.07 (“Severability”), 10.03(d) (“Waiver of Consequential Damages, Etc.”), 10.09 (“Governing Law; Jurisdiction; Consent to Service of Process”), and 10.10 (“Waiver of Jury Trial”) of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement and is subject to the terms and provisions therein regarding Loan Documents.

5 [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to First Amendment to Credit Agreement] IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above. BORROWER: PAR TECHNOLOGY CORPORATION By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Chief Financial Officer GUARANTORS: PARTECH, INC. By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Vice President Finance and Treasurer BRINK SOFTWARE INC. By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Vice President Finance and Treasurer ACCSYS, LLC By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Vice President Finance and Treasurer PAR PAYMENT SERVICES LLC By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Treasurer

[Signature Page to First Amendment to Credit Agreement] PUNCHH INC. By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Vice President Finance and Treasurer STUZO BLOCKER, INC. By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Vice President Finance and Treasurer STUZO HOLDINGS, LLC By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Chief Financial Officer STUZO INTERMEDIATE HOLDINGS, LLC By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Chief Financial Officer STUZO, LLC By: /s/ Bryan A. Menar Name: Bryan A. Menar Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement] ADMINISTRATIVE AGENT: BLUE OWL CAPITAL CORPORATION, as Administrative Agent By: Blue Owl Credit Advisors LLC, its Investment Advisor By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement] LENDERS: BLUE OWL CREDIT INCOME CORP., as a Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory BLUE OWL OPPORTUNISITC LENDING DL (C) LP, as a Lender By: Blue Owl Opportunistic Lending DL (C) GP LLC, its General Partner By: Blue Owl Private Credit Fund Advisors LLC, its Sole Member By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory BLUE OWL TECHNOLOGY FINANCE CORP., as a Lender By: Blue Owl Technology Credit Advisors LLC, its Investment Advisor By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory BLUE OWL TECHNOLOGY FINANCE CORP. II, as a Lender By: Blue Owl Technology Credit Advisors II LLC, its Investment Advisor By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement] BLUE OWL TECHNOLOGY INCOME CORP., as a Lender By: Blue Owl Technology Credit Advisors II LLC, its Investment Advisor By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory BLUE OWL TECHNOLOGY LENDING (M) LP, as a Lender By: Blue Owl Technology Lending (M) GP LLC, its General Partner By: /s Jon ten Oever Name: Jon ten Oever Title: Authorized Signatory